UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 25, 2008

Exact Name of Registrant as Specified in
its Charter, State of Incorporation,
Commission	Address of Principal Executive Offices	I.R.S. Employer
File Number	and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 (313) 235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-0478650
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a) On September 25, 2008, the Audit Committee of the Board of Directors of DTE Energy Company (“DTE”) dismissed Deloitte & Touche LLP (“Deloitte”) as DTE’s and The Detroit Edison Company’s (“Detroit Edison”) independent registered public accounting firm. The dismissal is the result of a competitive proposal process and is effective as of the date of the completion of the audit services for the fiscal year ending December 31, 2008.
     The reports of Deloitte on the consolidated financial statements of DTE and Detroit Edison for the years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
     During DTE’s and Detroit Edison’s two most recent fiscal years ended December 31, 2007 and 2006 and from January 1, 2008 through September 25, 2008, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with its reports on DTE’s and Detroit Edison’s consolidated financial statements for such years.
     During DTE’s and Detroit Edison’s two most recent fiscal years ended December 31, 2007 and 2006 and from January 1, 2008 through September 25, 2008, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K.
     DTE and Detroit Edison have provided Deloitte with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested Deloitte to furnish them with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of Deloitte’s letter dated October 1, 2008 is attached hereto as Exhibit 16.1 to this Form 8-K.
     Also on September 25, 2008, the Audit Committee selected PricewaterhouseCoopers LLP (“PwC”) as DTE’s and Detroit Edison’s independent registered public accounting firm beginning with the fiscal year ending December 31, 2009, subject to the execution of a formal engagement letter.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 1, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: October 1, 2008	DTE ENERGY COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller

THE DETROIT EDISON COMPANY (Registrant)
/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated October 1, 2008.

4